UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2026

Esquire Financial Holdings, Inc.

(Exact name of the registrant as specified in its charter)

Maryland	001-38131	27-5107901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Jericho Quadrangle, Suite 100
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

(516) 535-2002

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ESQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 11, 2026, Esquire Financial Holdings, Inc., a Maryland corporation (“Esquire”), Esquire Merger Sub, Inc., a Maryland corporation and a direct, wholly owned subsidiary of Esquire (“Merger Sub”), and Signature Bancorporation, Inc., an Illinois corporation (“Signature”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Signature, with Signature as the surviving entity (the “Merger”), and immediately following the Merger, Signature will merge with and into Esquire, with Esquire as the surviving entity (the “Second Step Merger”). The Merger Agreement further provides that immediately following the Second Step Merger, Signature Bank, an Illinois-chartered non-member bank and a wholly owned direct subsidiary of Signature, will merge with and into Esquire Bank, a national banking association and a wholly owned subsidiary of Esquire, with Esquire Bank as the surviving bank (the “Bank Merger” and, together with the Merger and the Second Step Merger, the “Transaction”). The Merger Agreement was unanimously approved by the board of directors of each of Esquire and Signature.

Merger Consideration

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of Signature (“Signature Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Signature or Esquire, will be converted into the right to receive 2.630 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Esquire (“Esquire Common Stock”). The exchange ratio is subject to adjustment based on the disposition of certain loans held by Signature Bank prior to closing based on the proceeds from the sale of such loans, with a maximum possible exchange ratio of 2.80 and a minimum possible exchange ratio of 2.50, as set forth in the Merger Agreement.

Holders of Signature Common Stock will receive cash in lieu of fractional shares.

Treatment of Signature’s Equity Awards

Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each stock option in respect of shares of Signature Common Stock (each such stock option, a “Signature Option”) granted under the Signature Stock Incentive Plan that is outstanding immediately prior to the Effective Time, shall vest and be assumed by Esquire (such, Signature Option, an “Assumed Option”) and converted into a stock option that is exercisable for a number of shares of Esquire Common Stock equal to the number of shares of Signature Common Stock underlying the Signature Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole share, with an exercise price per share of Esquire Common Stock equal to the exercise price applicable to the underlying Signature Option immediately prior to the Effective Time divided by the Exchange Ratio, rounded up to the nearest cent. Each Assumed Option shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding Signature Option immediately prior to the Effective Time.

Certain Governance Matters

The Merger Agreement provides that, prior to the effective time of the Second Step Merger (the “Second Step Effective Time”), each of Esquire and Esquire Bank will take certain actions regarding governance matters to take effect as of the Second Step Effective Time related to Esquire as the surviving corporation and Esquire Bank as the continuing bank.

Esquire will take all actions necessary to cause the number of directors that will comprise the full board of directors of the surviving corporation at the Second Step Effective Time to be increased by two members and shall appoint to the board of directors of the surviving corporation Michael O’Rourke and Leonard Caronia (such directors the “New Board Members”). At the next annual meeting of stockholders of Esquire, and subject to its applicable fiduciary duties, the Esquire Board of Directors will use reasonable best efforts to nominate (and recommend to Esquire’s stockholders) the New Board Members to serve a three year term; provided that if it is not reasonably practicable to nominate one or both of the New Board Members to a three year term as a result of Esquire reasonably seeking to have the number of directors in each class be as equal in number as is reasonably possible, then Esquire will nominate such New Board Member(s) to a two year or one year term, provided that, subject to its applicable fiduciary duties, at subsequent annual meetings of stockholders of Esquire, the Esquire Board of Directors will nominate and recommend to Esquire’s stockholders the re-election of such New Board Member(s) as necessary so that each New Board Member serves no less than three years on the Esquire Board of Directors (subject to election by the Esquire stockholders) following such New Board Member’s initial appointment to the Esquire Board of Directors.

Esquire Bank will take all actions necessary to cause the number of directors that will comprise the full board of directors of the surviving bank at the effective time of the Bank Merger (the “Bank Merger Effective Time”) to be increased by two members and will appoint to the board of directors of the surviving bank the New Board Members. The Esquire Bank Board of Directors will appoint each of the New Board Member for a term to expire at the next annual meeting of the shareholders of Esquire Bank and, subject to its fiduciary duties, at subsequent annual shareholder meetings the Esquire Bank Board of Directors will nominate and recommend to Esquire Bank’s sole shareholder, Esquire, and Esquire will vote to approve, each of the New Board Members for election to the Esquire Bank Board of Director, such that each New Board Member will serve no less than three years on the Board of Directors of Esquire Bank following such New Board Member’s initial appointment to the Esquire Bank Board of Directors.

The officers of Esquire as of immediately prior to the Second Step Effective Time will be the officers of the surviving corporation. At Esquire Bank, as the continuing bank, the officers will be the officers of Esquire Bank as of immediately prior to the Bank Merger Effective Time. Additionally, in connection with the Transaction, Michael O’Rourke, President and Chief Executive Officer of Signature, will join Esquire Bank as President of Signature, a division of Esquire Bank, Kevin Bastuga, Co-Founder and Executive Vice President of Signature, will join Esquire Bank as Executive Vice President of Signature, a division of Esquire Bank, and Bryan Duncan, Co-Founder and Executive Vice President of Signature, will join Esquire Bank as Executive Vice President of Signature, a division of Esquire Bank. In connection with these roles, Esquire Bank has entered into an employment agreement with each of Messrs. O’Rourke, Bastuga and Duncan, each of which agreement will become effective upon the completion of the Transaction.

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains customary representations and warranties from both Esquire and Signature, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) in the case of Esquire, its obligation to call a meeting of its stockholders to approve the issuance of shares of Esquire Common Stock pursuant to the Merger Agreement (the “Esquire share issuance”) and, subject to its fiduciary duties, the obligation of its board of directors to recommend that its stockholders approve the Esquire share issuance, (iii) in the case of Signature, its obligation to call a meeting of its shareholders to approve the Merger Agreement, and, subject to certain exceptions, the obligation of its board of directors to recommend that its shareholders approve the Merger Agreement, and (iv) Signature’s non-solicitation obligations related to alternative acquisition proposals. Esquire and Signature have also agreed to use their reasonable best efforts to prepare and file all applications, notices and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to customary conditions, including (i) approval of the Merger Agreement by the requisite vote of the Signature shareholders, (ii) approval of the Esquire share issuance by the requisite vote of the Esquire stockholders, (iii) authorization for listing on Nasdaq of the shares of Esquire Common Stock to be issued in the Merger, (iv) receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Illinois Department of Financial and Professional Regulation, without the imposition of any condition or restriction that would be reasonably expected to have a material and adverse effect on the business, properties, assets, liabilities, results of operations or financial condition of the surviving corporation of the Second Step Merger and its subsidiaries, taken as a whole, after giving effect to the Merger, the Second Step Merger and the Bank Merger, (v) effectiveness of the registration statement on Form S-4 for the Esquire Common Stock to be issued in the Merger and (vi) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger, the Second Step Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement or making the completion of the Merger, the Second Step Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, and (c) receipt by such party of an opinion from its counsel to the effect that the Merger and the Second Step Merger, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Esquire and Signature and further provides that a termination fee of $15.0 million will be payable by Signature upon termination of the Merger Agreement under certain circumstances.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Esquire or Signature, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Esquire, Signature, their respective affiliates or their respective businesses, the Merger Agreement, the Merger, the Second Step Merger and the Bank Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Esquire and Signature and a prospectus of Esquire, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that Esquire makes with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Voting Agreements

Simultaneously with the execution of the Merger Agreement, Esquire entered into a voting agreement (a “Signature Voting Agreement”) with each of the directors and executive officers of Signature. Each Signature director and executive officer, as a shareholder party to a Signature Voting Agreement, has agreed, among other things, to vote shares of Signature Common Stock owned by such shareholder, and over which such shareholder has the right to dispose of and has voting power, in favor of the Merger Agreement and the other transactions contemplated by the Merger Agreement, and against any competing acquisition proposal, any action, agreement transaction or proposal which could reasonably be expected to result in a breach of any representation, warranty, covenant, agreement or other obligation of Signature in the Merger Agreement in any material respect, or other action that is intended or would reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage any of the transactions contemplated by the Merger Agreement. The Signature Voting Agreements will terminate in certain circumstances, including upon consummation of the Merger or the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Signature Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Signature Voting Agreements, the form of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Lock Up Agreements

Simultaneously with the execution of the Merger Agreement, Esquire entered into a lock-up agreement (a “Lock-Up Agreement”) with each of the executive officers of Signature (the “Executives”). Pursuant to the Lock-Up Agreement, each Executive has agreed, among other things, to (i) other than 5% of the Esquire Common Stock received by or to be received by the Executive pursuant to the Merger Agreement, not sell or dispose of any shares of the Esquire Common Stock received by or to be received by the Executive pursuant to the Merger Agreement for 365 days following the Effective Time; (ii) not sell or dispose of more than 33% of the Esquire Common Stock received by or to be received by the Executive pursuant to the Merger Agreement between 366 days and 730 days following the Effective Time; and (iii) not sell or dispose of more than 66% of the Esquire Common Stock received by or to be received by the Executive pursuant to the Merger Agreement between 731 days and 1,095 days following the Effective Time.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreements, the form of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

On March 12, 2026, Esquire and Signature issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.3 hereto and is incorporated herein by reference. In addition, in connection with the announcement of the Merger Agreement, Esquire intends to provide supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of March 11, 2026, by and among Esquire Financial Holdings, Inc., Signature Bancorporation, Inc. and Esquire Merger Sub, Inc. *
Exhibit 99.1	Form of Signature Voting Agreement, dated as of March 11, 2026, by and among Esquire Financial Holdings, Inc. and directors and certain executives of Signature Bancorporation, Inc.
Exhibit 99.2	Form of Lock-Up Agreement, dated as of March 11, 2026, by and among Esquire Financial Holdings, Inc. and certain executives of Signature Bancorporation, Inc.
Exhibit 99.3	Joint Press Release issued by Esquire Financial Holdings, Inc. and Signature Bancorporation, Inc. dated March 12, 2026
Exhibit 99.4	Investor Presentation dated March 12, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Esquire Financial Holdings, Inc. agrees to furnish a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed herewith include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Esquire’s and Signature’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; Esquire and Signature do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Esquire and Signature. Such statements are based upon the current beliefs and expectations of the management of Esquire and Signature and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Esquire or Signature; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company); the ability of Esquire and Signature to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Esquire; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Esquire and Signature do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the Merger within the expected timeframes or at all and to successfully integrate Signature’s operations and those of Esquire; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Esquire’s and Signature’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Esquire’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Esquire and Signature to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of Esquire and Signature; and the other factors discussed in the “Risk Factors” section of Esquire’s Annual Report on Form 10-K for the year ended December 31, 2024, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Esquire’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and other reports Esquire files with the SEC.

Additional Information and Where to Find It

In connection with the proposed transaction, Esquire will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of Esquire and Signature, which also constitutes a prospectus of Esquire, that will be sent to stockholders of Esquire and shareholders of Signature seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF ESQUIRE AND SIGNATURE AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ESQUIRE, SIGNATURE AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Esquire and Signature, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Esquire will be made available free of charge in the “Company” section of Esquire’s website, www.esquirebank.com, under the heading “Investor Relations.”

Participants in Solicitation

Esquire, Signature, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Esquire’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 30, 2025, and certain other documents filed by Esquire with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESQUIRE FINANCIAL HOLDINGS, INC.

Dated: March 12, 2026	By:	/s/ Andrew C. Sagliocca
Andrew C. Sagliocca
Vice Chairman, Chief Executive Officer and President